Fourth Quarter and Fiscal Year 2020 Business Review FEBRUARY 18, 2021 Exhibit 99.2

Forward-Looking Statements 2KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward- looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 28, 2019 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our customers’ ability to obtain financing for capital equipment projects; international sales and operations; health epidemics; changes to government regulations and policies around the world; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; cyclical economic conditions affecting the global mining industry; development and use of digital media; currency fluctuations; demand for coal, including economic and environmental risks associated with coal; price increases or shortages of raw materials; dependence on certain suppliers; our acquisition strategy; failure of our information systems or breaches of data security and cybertheft; compliance with government regulations and policies and compliance with laws; implementation of our internal growth strategy; competition; soundness of suppliers and customers; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; loss of key personnel and effective succession planning; protection of intellectual property; fluctuations in our share price; soundness of financial institutions; environmental laws and regulations; climate change; environmental, health and safety laws and regulations; adequacy of our insurance coverage; anti-takeover provisions; and reliance on third-party research.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation, adjusted diluted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our fourth quarter and fiscal year 2020 earnings press release issued February 17, 2021 and our fourth quarter and fiscal year 2019 earnings press release issued February 12, 2020 , which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. 3

BUSINESS REVIEW Jeffrey L. Powell | President & CEO 4 KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

Operational Highlights • Solid execution by our businesses led to strong margin performance and record cash flow from operations in the fourth quarter • Capital project activity and increased demand for parts and consumables led to record bookings in the fourth quarter • Our balance sheet remains healthy and our liquidity position has improved 5KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

Q4 2020 Performance 6 Q4 20 Q4 19 Change Revenue $168.4 $182.7 -7.8% Net Income $16.2 $8.7 +85.2% Adjusted EBITDA* $32.1 $32.2 -0.1% Adjusted EBITDA Margin* 19.1% 17.6% +150 bps Diluted EPS $1.40 $0.76 +84.2% Adjusted Diluted EPS* $1.54 $1.32 +16.7% Operating Cash Flow $40.3 $39.2 +2.6% Free Cash Flow* $38.1 $35.5 +7.3% Bookings $196.5 $159.8 +23.0% HIGHLIGHTS • Excellent bookings performance across all operating segments • Parts and consumables revenue was up 9% sequentially and made up 67% of Q4 revenue • Strong performance in our Flow Control and Industrial Processing segments contributed to a solid adjusted EBITDA margin • Free cash flow* was a record $38 million ($ in millions, except per share amounts) KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

FY 2020 Performance 7 FY 20 FY 19 Change Revenue $635.0 $704.6 -9.9% Net Income $55.2 $52.1 +6.0% Adjusted EBITDA* $115.9 $127.1 -8.8% Adjusted EBITDA Margin* 18.3% 18.0% +30 bps Diluted EPS $4.77 $4.54 +5.1% Adjusted Diluted EPS* $5.00 $5.36 -6.7% Operating Cash Flow $92.9 $97.4 -4.6% Free Cash Flow* $85.3 $87.5 -2.5% Bookings $648.5 $688.3 -5.8% HIGHLIGHTS • Cash flow from operations was exceptionally strong • Increasing order activity and solid execution in the second half of 2020 led to near-record free cash flow • Adjusted diluted EPS declined 7% compared to our record performance in 2019 • Record Q4 2020 bookings created positive momentum heading into 2021 ($ in millions, except per share amounts) KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

Flow Control 8 $ in millions Q4 20 Q4 19 Change Revenue $60.1 $61.5 -2.3% Bookings $61.9 $57.0 +8.6% Adjusted EBITDA* $15.7 $13.9 +13.0% Adjusted EBITDA Margin* 26.1% 22.6% +350 bps HIGHLIGHTS • Solid rebound in Q4 capital project activity in all regions • Parts and consumables revenue made up 68% of total Q4 revenue • Product mix and operating leverage drove strong adjusted EBITDA margin • Capital project activity continued at a robust pace early in Q1 2021 KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. Custom-engineered products, systems, and technologies that control the flow of fluids ($ in millions) $57.0 $67.7 $49.4 $49.6 $61.9 4Q19 1Q20 2Q20 3Q20 4Q20 BOOKINGS

Industrial Processing 9 $ in millions Q4 20 Q4 19 Change Revenue $69.1 $79.0 -12.6% Bookings $94.8 $61.9 +53.1% Adjusted EBITDA* $16.2 $16.6 -2.2% Adjusted EBITDA Margin* 23.5% 21.0% +250 bps HIGHLIGHTS • Strong demand for wood products continued in Q4 as U.S. housing starts remained near all-time highs • Capital bookings more than doubled sequentially and over Q419 • Parts and consumables revenue made up 70% of total Q4 revenue KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. Products used to recycle paper and paperboard and to process timber ($ in millions) $61.9 $65.8 $53.1 $59.9 $94.8 4Q19 1Q20 2Q20 3Q20 4Q20 BOOKINGS

Material Handling 10 $ in millions Q4 20 Q4 19 Change Revenue $39.2 $42.1 -6.8% Bookings $39.9 $40.9 -2.5% Adjusted EBITDA* $7.2 $9.1 -20.8% Adjusted EBITDA Margin* 18.3% 21.5% -320 bps HIGHLIGHTS • Stable demand and business activity throughout Q4 • Capital orders up 23% from Q419 and 18% sequentially • Parts and consumables revenue made up 58% of total Q4 revenue KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. Products used to handle bulk and discrete materials for secondary processing. ($ in millions) $40.9 $42.0 $30.5 $33.8 $39.9 4Q19 1Q20 2Q20 3Q20 4Q20 BOOKINGS

Business Outlook • Demand expected to improve as industrial activity strengthens • Uncertainty as to how markets will respond to the pandemic given the variability around vaccine distribution • Our strong cash flow position enables us to capitalize on new opportunities 11KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

FINANCIAL REVIEW Michael J. McKenney | EVP & CFO 12 KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

Q4 2020 Financial Performance 13 Q4 20 Q4 19 Gross Margin 44.1% 40.9% SG&A % of Revenue 28.1% 26.1% Operating Income $22.0 $21.6 Net Income $16.2 $8.7 Adjusted EBITDA* $32.1 $32.2 Diluted EPS $1.40 $0.76 Adjusted Diluted EPS* $1.54 $1.32 HIGHLIGHTS • Adjusted EBITDA margin* of 19.1% • Operating cash flow of $40.3 million • Free cash flow* of $38.1 million • Net debt of $166.8 million; leverage ratio1 of 1.61 ($ in millions, except per share amounts) KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

FY 2020 Financial Performance 14 FY 20 FY 19 Gross Margin 43.7% 41.7% SG&A % of Revenue 28.6% 27.3% Operating Income $81.1 $87.8 Net Income $55.2 $52.1 Adjusted EBITDA* $115.9 $127.1 Diluted EPS $4.77 $4.54 Adjusted Diluted EPS* $5.00 $5.36 HIGHLIGHTS • Adjusted EBITDA margin* of 18.3% • Operating cash flow of $92.9 million • Free cash flow* of $85.3 million ($ in millions, except per share amounts) KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

15KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. 17.6% 17.1% 17.4% 19.4% 19.1% 4Q19 1Q20 2Q20 3Q20 4Q20 ADJUSTED EBITDA MARGIN* $35.5 $3.5 $21.1 $22.6 $38.1 4Q19 1Q20 2Q20 3Q20 4Q20 FREE CASH FLOW* OPERATING CASH FLOW CASH FLOW $39.2 $22.0 $6.2 $24.4 $40.3 $61.9 $91.7 $115.2 $127.1 $115.9 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $0 $50 $100 $150 2016 2017 2018 2019 2020 ADJUSTED EBITDA* ADJ. EBITDA* MARGIN FY ADJUSTED EBITDA* $45.2 $47.9 $46.4 $87.5 $85.3 2016 2017 2018 2019 2020 FREE CASH FLOW* OPERATING CASH FLOW FY CASH FLOW $92.9$97.4 $63.0$65.2 $51.0 Adjusted EBITDA and Cash Flow Metrics

4Q19 to 4Q20 Adjusted Diluted EPS* KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. 16 $1.32 $0.21 $0.15 $0.07 $0.06 $0.02 $0.01 ($0.29) ($0.01) $1.54 $0.00 $0.50 $1.00 $1.50 $2.00

2019 to 2020 Adjusted Diluted EPS* KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. 17 $5.36 $0.45 $0.39 $0.35 $0.33 $0.03 $0.01 ($1.87) ($0.05) $5.00 $0.00 $2.00 $4.00 $6.00 $8.00

Key Liquidity Metrics 18KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. $ in millions Q4 20 Q3 20 Q4 19 Cash, cash equivalents, and restricted cash $66.7 $56.2 $68.2 Debt (228.0) (255.0) (294.8) Lease obligations (5.5) (5.6) (6.2) Net Debt $166.8 $204.4 $232.8 Leverage ratio1 1.61 1.88 2.03 Working capital % LTM revenue2 14.2% 15.6% 12.2% Cash conversion days3 125 140 104 • Net debt decreased 28.3% from Q4 2019 • Paid down $30 million of debt in the fourth quarter of 2020 • Our liquidity remains solid with $400 million in borrowing capacity • Approximately $182 million under our revolving credit facility; an additional uncommitted $150 million • Up to $115 million through our note purchase agreement

Financial Outlook for 2021 • Revenue increasing 9% to 12% over 2020 • Gross margins close to 2020, excluding government assistance programs • SG&A approximately 27% to 28% of revenue • Recurring tax rate of 27% to 28% • Capex spending approximately 2% of revenue • Depreciation & amortization expense of $30 to $31 million 19KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 2636925. Please mute the audio on your device. KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. 20

2021 Key Priorities 21KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. MEET OUR CUSTOMERS’ NEEDS ACCELERATE OUR REVENUE GROWTH MAINTAIN STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES

Thank You INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com FEBRUARY 18, 2021

APPENDIX 23 Fourth Quarter and Fiscal Year 2020 Business Review KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.

Strategic Operating Segments 24KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. • Fluid Handling and Doctoring, Cleaning, & Filtration product lines • Custom-engineered products, systems and technologies that control the flow of fluids • Key industries include packaging, tissue, food, and metals • $225 million revenue (2020) • Stock Preparation and Wood Processing product lines • Products used to recycle paper and paperboard and process timber • Key industries include packaging, tissue, wood products, and alternative fuels • $262 million revenue (2020) • Conveyors, Vibratory Feeders, Balers, and Fiber-based Products • Products used to handle bulk and discrete materials for secondary processing • Key industries include aggregates, mining, food, and waste management • $148 million revenue (2020) FLOW CONTROL MATERIAL HANDLINGINDUSTRIAL PROCESSING

Revenue by Customer Location 25KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. $ in thousands Q4 20 Q4 19 Change Change Excl. Acquisition and FX* North America $90,154 $95,368 $(5,214) $(5,703) Europe 48,646 48,944 (298) (3,784) Asia 21,276 22,960 (1,684) (2,810) Rest of World 8,355 15,387 (7,032) (6,241) TOTAL $168,431 $182,659 $(14,228) $(18,538) $ in thousands FY 20 FY 19 Change Change Excl. Acquisition and FX* North America $360,061 $386,952 $(26,891) $(26,476) Europe 161,527 180,888 (19,361) (22,752) Asia 72,268 84,705 (12,437) (12,767) Rest of World 41,172 52,099 (10,927) (7,003) TOTAL $635,028 $704,644 $(69,616) $ (68,998)

26.1% 28.7% 29.5% 28.4% 28.1% 4Q19 1Q20 2Q20 3Q20 4Q20 Quarterly Gross Margin and SG&A 26KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. SG&A 40.9% 42.9% 43.5% 44.2% 44.1% 4Q19 1Q20 2Q20 3Q20 4Q20 (as a % of revenue) GROSS MARGIN

Adjusted Diluted EPS Reconciliation 27KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. Q4 20 Q4 19 FY 20 FY 19 Diluted EPS, as reported $1.40 $0.76 $4.77 $4.54 Settlement Loss, Net of Tax - 0.55 - 0.55 Impairment and Restructuring Costs, Net of Tax 0.13 0.17 0.19 0.17 Acquisition Costs, Net of Tax - - 0.03 0.06 Amortization of Acquired Profit in Inventory and Backlog, Net of Tax 0.01 - 0.04 0.32 Discrete Tax Items - (0.16) (0.03) (0.29) Adjusted Diluted EPS $1.54 $1.32 $5.00 $5.36 Free Cash Flow Reconciliation $ in thousands Q4 20 Q4 19 Cash Provided by Operations $40,283 $39,247 Capital Expenditures (2,176) (3,721) Free Cash Flow $38,107 $35,526 Adjusted diluted EPS is a non-GAAP financial measure. Free cash flow is a non-GAAP financial measure.

Free Cash Flow Reconciliation 28 ($ in millions) 2013 2014 2015 2016 2017 2018 2019 2020 Cash Provided by Continuing Operations, as reported $ 39.9 $ 51.1 $ 40.4 $ 51.0 $ 65.2 $ 63.0 $ 97.4 $ 92.9 Capital Expenditures $ (6.2) $ (6.7) $ (5.5) $ (5.8) $ (17.3) $ (16.6) $ (9.9) $ (7.6) Free Cash Flow $ 33.7 $ 44.4 $ 34.9 $ 45.2 $ 47.9 $ 46.4 $ 87.5 $ 85.3 KAI Q419 Business Review–February 13, 2020 | © 2020 Kadant Inc. All rights reserved. Free cash flow is a non-GAAP financial measure.

Adjusted EBITDA Reconciliation 29KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. $ in thousands Q4 20 Q4 19 FY 20 FY 19 Net Income Attributable to Kadant $16,207 $8,749 $55,196 $52,068 Net Income Attributable to Noncontrolling Interest 174 136 543 496 Provision for Income Taxes 4,210 4,048 17,948 16,358 Interest Expense, Net 1,322 2,557 7,242 12,542 Other Expense, Net 100 6,063 195 6,359 Impairment and Restructuring Costs 2,053 2,528 2,979 2,528 Acquisition Costs - - 485 843 Acquired Backlog Amortization 177 20 544 1,323 Acquired Profit in Inventory - - - 3,549 Depreciation and Amortization 7,897 8,066 30,790 31,067 Adjusted EBITDA $32,140 $32,167 $115,922 $127,133 Adjusted EBITDA Margin 19.1% 17.6% 18.3% 18.0%

Notes PRESENTATION NOTES • This presentation reflects our new reportable operating segments, as announced on the Form 8-K we filed with the U.S. Securities and Exchange Commission on April 22, 2020. Prior periods have been recast to conform to this presentation. • All references to EPS are to our EPS as calculated on a diluted basis. • Percent change in slides 6-10 is calculated using actual numbers reported in our press release dated February 17, 2021. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. 30KAI Q420 Business Review–February 18, 2021 | © 2021 Kadant Inc. All rights reserved.